UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-09479

Name of Fund: BlackRock S&P 500 Protected Equity Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for  service:  Robert C. Doll,  Jr.,  Chief  Executive
      Officer, BlackRock S&P 500 Protected Equity Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/06

Date of reporting period: 10/01/05 - 09/30/06

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock S&P 500(R)                                                   BLACKROCK
Protected Equity Fund, Inc.

ANNUAL REPORT  |  SEPTEMBER 30, 2006

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock S&P 500(R) Protected Equity Fund, Inc.

Portfolio Information as of September 30, 2006

--------------------------------------------------------------------------------
                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corp. ..........................................             2.7%
General Electric Co. .......................................             2.5
Citigroup, Inc. ............................................             1.7
Bank of America Corp. ......................................             1.7
Microsoft Corp. ............................................             1.6
Pfizer, Inc. ...............................................             1.4
The Procter & Gamble Co. ...................................             1.3
Johnson & Johnson ..........................................             1.3
American International Group, Inc. .........................             1.2
JPMorgan Chase & Co. .......................................             1.1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels ................................             6.3%
Pharmaceuticals ............................................             5.6
Diversified Financial Services .............................             4.8
Insurance ..................................................             4.0
Commercial Banks ...........................................             3.6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Sector Weightings                                          Total Investments
--------------------------------------------------------------------------------
Financials .................................................            18.3%
Information Technology .....................................            12.6
Health Care ................................................            10.4
Industrials ................................................             9.0
Consumer Discretionary .....................................             8.4
Consumer Staples ...........................................             7.9
Energy .....................................................             7.7
Telecommunication Services .................................             2.9
Utilities ..................................................             2.8
Materials ..................................................             2.4
Other* .....................................................            17.6
--------------------------------------------------------------------------------
*     Includes portfolio holdings in options and short-term investments.

      For Fund compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease.

Announcement of Annual Stockholders Meeting

The Fund has determined that its annual stockholders meeting originally scheduled to be held in April 2007 will be postponed until and will be held in June 2007. Proposals of stockholders intended to be presented at the meeting must be received by the Fund by January 15, 2007 for inclusion in the Fund's proxy statement and form of proxy for that meeting. The by-laws of the Fund generally require that advance notice be given to the Fund in the event a stockholder desires to transact any business from the floor at an annual meeting of stockholders. Notice of any such business must be in writing and received at the Fund's principal executive office by May 1, 2007. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

S&P 500 is a registered trademark of the McGraw-Hill Companies.


2     BLACKROCK S&P 500(R) PROTECTED EQUITY FUND, INC.   SEPTEMBER 30, 2006

A Letter to Shareholders

Dear Shareholder

It is my pleasure to welcome you to BlackRock.

On September 29, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch Investment Managers, L.P. ("MLIM") united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock's global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally -- portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock's professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world's markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm's core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

As you probably are aware, most former MLIM investment products now carry the "BlackRock" name. This is reflected in newspapers and online fund reporting resources. Your account statements, as of the October month-end reporting period, also reflect the BlackRock name. Unless otherwise communicated to you, your funds maintain the same investment objectives that they did prior to the combination of MLIM and BlackRock. Importantly, this union does not affect your brokerage account or your relationship with your financial advisor. Clients of Merrill Lynch remain clients of Merrill Lynch.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to serving your investment needs in the months and years ahead as the new BlackRock.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         Vice Chairman
                                                         BlackRock, Inc.

Data, including assets under management, are as of June 30, 2006.


      BLACKROCK S&P 500(R) PROTECTED EQUITY FUND, INC.  SEPTEMBER 30, 2006     3

A Discussion With Your Fund's Portfolio Managers

      Amid a changeable market, the Fund was able to meet its primary objective of preserving invested principal for the annual period.

How did the Fund perform during the fiscal year?

For the 12-month period ended September 30, 2006, the Common Stock of BlackRock S&P 500(R) Protected Equity Fund, Inc. (formerly The S&P 500(R) Protected Equity Fund, Inc.) had a total investment return of +2.76%, based on a change in per share net asset value from $9.75 to $9.98, and assuming reinvestment of all distributions. The benchmark Standard & Poor's 500 (S&P 500) Index returned +10.79% for the same period. The disparity in returns is attributed to the fact that the protective put options in which the Fund invests decrease in value as the S&P 500 Index increases. However, the protective puts also increase in value as the Index declines, thereby offering the Fund downside protection not possible by investing in the Index alone.

For the six-month period ended September 30, 2006, the total investment return on the Fund's Common Stock was +1.84%, based on a change in per share net asset value from $9.80 to $9.98, and assuming reinvestment of all distributions. The S&P 500 Index provided a total return of +4.14% for the same period.

From its inception on November 3, 1999 through September 30, 2006, the Fund had a total net return of +1.32%, while the S&P 500 Index posted a total return of +10.14%. When the Fund matures, if the S&P 500 Index remains at current levels, we expect that the payout from the options and the stock value should be sufficient to pay back the original principal to investors. Of course, while the Fund is designed to deliver no loss in principal, this cannot be guaranteed.

For a description of the Fund's total investment return based on a change in per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the Nasdaq), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

Describe the market environment during the annual period.

Overall, U.S. equities continued to exhibit strength for much of the 12-month period, with the S&P 500 Index posting a gain of +10.79%. Stocks squeaked into the black for the third consecutive year in 2005, sparked by a fourth-quarter rally. While returns were in the low single digits, the numbers were respectable given rising interest rates, record-breaking oil prices and a downtrend in the U.S. dollar. Solid corporate earnings and above-average profit growth (particularly within the energy sector, which was by far the best-performing and fastest-growing industry in 2005), low core inflation and exceptionally healthy corporate balance sheets all contributed to the financial markets' resilience. Outperformance in the global economy and non-U.S. equity markets helped as well, as did strong levels of dividend distributions, share buybacks and merger-and-acquisition (M&A) activity.

Entering 2006, investors grappled with far more questions than they had answers, setting the stage for a bumpy ride. Nevertheless, U.S. stocks resumed their upward trail, posting the best first-quarter gains in several years. The S&P 500 Index advanced 4.21% in the quarter, marking its largest gain since the fourth quarter of 2004 (+9.23%) and its best first quarter since 1999 (+4.98%). Leading the charge in U.S. financial markets were small-capitalization equities. By most accounts, the economy was off to a good start. Growth continued outside of the housing and auto sectors (capital spending, in particular, expanded at a brisk pace); M&A action continued at a strong pace; and corporate cash flows held steady. Evidence of an economic slowdown mounted, however. A deceleration in consumer spending, a slump in housing activity and uncertainty around Federal Reserve Board (the Fed) policy together prompted investor jitters.

As mid-year approached, stock market volatility took a more negative spin and eventually culminated in a major correction that spanned both U.S. and international markets. Of note, this was the first double-digit correction for U.S. equity markets in nearly four years. The correction can be attributed to several factors, not the least of which was that the lag effects of higher interest rates and oil prices finally took their


4     BLACKROCK S&P 500(R) PROTECTED EQUITY FUND, INC.   SEPTEMBER 30, 2006
toll on both the economy and stock prices. Further, a resurgence of inflation fears prompted the Fed to continue its interest rate tightening campaign. Under the auspices of a new chairman, Ben Bernanke, the central bank ended the second quarter with its 17th consecutive 25 basis point interest rate hike, which brought the target federal funds rate to 5.25%.

The market had rebounded sharply by the close of the 12-month period, as stocks generally climbed back above the levels they reached prior to the mid-year correction. The S&P 500 Index posted a 5.67% increase for the third quarter and was up 8.53% for the year-to-date period ended September 30. The energy sector underperformed for the quarter (though it remained considerably positive year-to-date), while telecommunications services, financials, health care and information technology excelled. Macroeconomic uncertainty continued, as investors struggled with moderating economic growth, renewed tensions in the Middle East and potentially higher inflation. All of this was not enough, however, to halt momentum in the investment markets. A collapse in commodity prices (crude oil dropped to the $60 per barrel range from earlier highs of roughly $78 per barrel, and natural gas fell from $15 to $4), together with a housing downturn, enabled the Fed to stop raising interest rates without the fear of igniting inflation.

How did you manage the Fund during the period?

The Fund holds "in the money" S&P 500 European put options, which means these options have an above-the-market exercise price. In this case, the put options expire in October 2007 and have a strike of 1,639.47 index points. The S&P 500 Price Index closed at 1,335.85 on September 29, 2006. The value of these options at the Fund's maturity is intended to help offset any losses suffered by the Fund's equity portfolio in the event that, in October 2007, the S&P 500 Index settles below the value recorded at the Fund's inception.

The portion of the Fund's assets not used to purchase put options is benchmarked to the S&P 500 Index with the goal of replicating the risks and returns of the Index. Over the period, changes in this portion of the portfolio were made in response to changes in the composition of the benchmark. At September 30, 2006, 15% of the Fund's net assets was invested in put options and 85% in equities, compared to 17% in put options and 83% in equities at March 31, 2006. Exchange-traded S&P 500 Index futures contracts were used as an anticipatory hedge to provide equity exposure on the portfolio's cash position and thereby achieve the portfolio's target of maintaining 100% equity exposure.

How would you characterize the Fund's position at the close of the period?

The Fund is positioned to provide downside protection not possible by investing in the Index alone. The S&P 500 Index provides diversified exposure to the securities of the largest publicly traded U.S. companies.

Jonathan A. Clark
Vice President and Portfolio Manager

Debra L. Jelilian
Vice President and Portfolio Manager

October 23, 2006


      BLACKROCK S&P 500(R) PROTECTED EQUITY FUND, INC.  SEPTEMBER 30, 2006     5

Summary Schedule of Investments

This summary schedule of investments is presented to help investors focus on the Fund's principal holdings. It includes the Fund's 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund's net assets. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-637-3863 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                        Shares                                                                          Percent of
Industry                                  Held  Common Stocks                                            Value          Net Assets
====================================================================================================================================
Aerospace & Defense                      4,102  Boeing Co.                                            $   323,443          0.5%
                                         5,098  United Technologies Corp.                                 322,958          0.4
                                                Other Securities                                          801,770          1.1
                                                                                                      ------------------------------
                                                                                                        1,448,171          2.0
------------------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics                  5,600  United Parcel Service, Inc. Class B                       402,864          0.6
                                                Other Securities                                          158,455          0.2
                                                                                                      ------------------------------
                                                                                                          561,319          0.8
------------------------------------------------------------------------------------------------------------------------------------
Airlines                                        Other Securities                                           64,158          0.1
------------------------------------------------------------------------------------------------------------------------------------
Auto Components                                 Other Securities                                           82,624          0.1
------------------------------------------------------------------------------------------------------------------------------------
Automobiles                                     Other Securities                                          259,157          0.3
------------------------------------------------------------------------------------------------------------------------------------
Beverages                               10,348  The Coca-Cola Co.                                         462,349          0.6
                                         8,403  PepsiCo, Inc.                                             548,380          0.7
                                                Other Securities                                          332,497          0.5
                                                                                                      ------------------------------
                                                                                                        1,343,226          1.8
------------------------------------------------------------------------------------------------------------------------------------
Biotechnology                            5,955  Amgen, Inc. (a)                                           425,961          0.6
                                                Other Securities                                          345,684          0.4
                                                                                                      ------------------------------
                                                                                                          771,645          1.0
------------------------------------------------------------------------------------------------------------------------------------
Building Products                               Other Securities                                          102,897          0.1
------------------------------------------------------------------------------------------------------------------------------------
Capital Markets                          2,200  Goldman Sachs Group, Inc.                                 372,174          0.5
                                         4,500  Merrill Lynch & Co., Inc. (b)                             351,990          0.5
                                         5,437  Morgan Stanley                                            396,412          0.5
                                                Other Securities                                        1,116,829          1.5
                                                                                                      ------------------------------
                                                                                                        2,237,405          3.0
------------------------------------------------------------------------------------------------------------------------------------
Chemicals                                       Other Securities                                          907,278          1.2
------------------------------------------------------------------------------------------------------------------------------------
Commercial Banks                         1,361  PNC Financial Services Group, Inc. (b)                     98,591          0.1
                                         9,143  U.S. Bancorp                                              303,730          0.4
                                         8,438  Wachovia Corp.                                            470,840          0.7
                                        17,032  Wells Fargo & Co.                                         616,218          0.8
                                                Other Securities                                        1,142,536          1.6
                                                                                                      ------------------------------
                                                                                                        2,631,915          3.6
------------------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies                  Other Securities                                          356,594          0.5
------------------------------------------------------------------------------------------------------------------------------------
Communications Equipment                30,994  Cisco Systems, Inc. (a)                                   712,862          1.0
                                        12,465  Motorola, Inc.                                            311,625          0.4
                                         8,404  QUALCOMM Inc.                                             305,485          0.4
                                                Other Securities                                          393,922          0.5
                                                                                                      ------------------------------
                                                                                                        1,723,894          2.3
------------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals                  4,296  Apple Computer, Inc. (a)                                  330,921          0.4
                                        14,025  Hewlett-Packard Co.                                       514,577          0.7
                                         7,841  International Business Machines Corp.                     642,492          0.9
                                                Other Securities                                          694,010          0.9
                                                                                                      ------------------------------
                                                                                                        2,182,000          2.9
------------------------------------------------------------------------------------------------------------------------------------
Construction & Engineering                      Other Securities                                           26,527          0.0
------------------------------------------------------------------------------------------------------------------------------------
Construction Materials                          Other Securities                                           47,185          0.1
------------------------------------------------------------------------------------------------------------------------------------


6     BLACKROCK S&P 500(R) PROTECTED EQUITY FUND, INC.  SEPTEMBER 30, 2006

                                        Shares                                                                          Percent of
Industry                                  Held  Common Stocks                                            Value          Net Assets
====================================================================================================================================
Consumer Finance                         6,222  American Express Co.                                  $   348,930          0.5%
                                                Other Securities                                          230,023          0.3
                                                                                                      ------------------------------
                                                                                                          578,953          0.8
------------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging                          Other Securities                                          120,974          0.2
------------------------------------------------------------------------------------------------------------------------------------
Distributors                                    Other Securities                                           43,432          0.1
------------------------------------------------------------------------------------------------------------------------------------
Diversified Consumer Services                   Other Securities                                           64,730          0.1
------------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services          23,020  Bank of America Corp.                                   1,233,181          1.7
                                        25,081  Citigroup, Inc.                                         1,245,773          1.7
                                        17,617  JPMorgan Chase & Co.                                      827,294          1.1
                                                Other Securities                                          224,959          0.3
                                                                                                      ------------------------------
                                                                                                        3,531,207          4.8
------------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication Services  19,851  AT&T, Inc.                                                646,349          0.9
                                         9,251  BellSouth Corp.                                           395,480          0.5
                                        14,731  Verizon Communications, Inc.                              546,962          0.7
                                                Other Securities                                          185,031          0.3
                                                                                                      ------------------------------
                                                                                                        1,773,822          2.4
------------------------------------------------------------------------------------------------------------------------------------
Electric Utilities                              Other Securities                                          912,448          1.2
------------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment                            Other Securities                                          287,553          0.4
------------------------------------------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments              Other Securities                                          187,479          0.3
------------------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services              6,132  Schlumberger Ltd.                                         380,368          0.5
                                                Other Securities                                          684,266          0.9
                                                                                                      ------------------------------
                                                                                                        1,064,634          1.4
------------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing                12,608  Wal-Mart Stores, Inc.                                     621,827          0.8
                                                Other Securities                                          795,773          1.1
                                                                                                      ------------------------------
                                                                                                        1,417,600          1.9
------------------------------------------------------------------------------------------------------------------------------------
Food Products                                   Other Securities                                          682,238          0.9
------------------------------------------------------------------------------------------------------------------------------------
Gas Utilities                                   Other Securities                                            4,368          0.0
------------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies                Other Securities                                          928,967          1.3
------------------------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services         6,880  UnitedHealth Group, Inc.                                  338,496          0.4
                                                Other Securities                                        1,322,628          1.8
                                                                                                      ------------------------------
                                                                                                        1,661,124          2.2
------------------------------------------------------------------------------------------------------------------------------------
Health Care Technology                          Other Securities                                           32,474          0.0
------------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                   Other Securities                                          945,104          1.3
------------------------------------------------------------------------------------------------------------------------------------
Household Durables                              Other Securities                                          419,479          0.6
------------------------------------------------------------------------------------------------------------------------------------
Household Products                      16,170  The Procter & Gamble Co.                                1,002,217          1.3
                                                Other Securities                                          347,478          0.5
                                                                                                      ------------------------------
                                                                                                        1,349,695          1.8
------------------------------------------------------------------------------------------------------------------------------------
IT Services                                     Other Securities                                          566,409          0.8
------------------------------------------------------------------------------------------------------------------------------------
Independent Power Producers &                   Other Securities                                          285,872          0.4
Energy Traders
------------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates                 3,830  3MCo.                                                     285,029          0.4
                                        52,432  General Electric Co.                                    1,850,850          2.5
                                                Other Securities                                          330,939          0.4
                                                                                                      ------------------------------
                                                                                                        2,466,818          3.3
------------------------------------------------------------------------------------------------------------------------------------
Insurance                               13,167  American International Group, Inc.                        872,445          1.2
                                                Other Securities                                        2,049,453          2.8
                                                                                                      ------------------------------
                                                                                                        2,921,898          4.0
------------------------------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail                       Other Securities                                           54,604          0.1
------------------------------------------------------------------------------------------------------------------------------------
Internet Software & Services             1,080  Google, Inc. Class A (a)                                  434,052          0.6
                                                Other Securities                                          351,228          0.5
                                                                                                      ------------------------------
                                                                                                          785,280          1.1
------------------------------------------------------------------------------------------------------------------------------------


      BLACKROCK S&P 500(R) PROTECTED EQUITY FUND, INC.  SEPTEMBER 30, 2006     7

                                        Shares                                                                          Percent of
Industry                                  Held  Common Stocks                                            Value          Net Assets
====================================================================================================================================
Leisure Equipment & Products                    Other Securities                                      $   105,188          0.1%
------------------------------------------------------------------------------------------------------------------------------------
Life Sciences Tools & Services                  Other Securities                                          186,677          0.3
------------------------------------------------------------------------------------------------------------------------------------
Machinery                                       Other Securities                                          907,000          1.2
------------------------------------------------------------------------------------------------------------------------------------
Media                                   10,827  Comcast Corp. Class A (a)                                 398,975          0.5
                                        20,620  Time Warner, Inc.                                         375,903          0.5
                                        10,861  Walt Disney Co.                                           335,714          0.5
                                                Other Securities                                          951,402          1.3
                                                                                                      ------------------------------
                                                                                                        2,061,994          2.8
------------------------------------------------------------------------------------------------------------------------------------
Metals & Mining                                 Other Securities                                          495,784          0.7
------------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities                                 Other Securities                                          896,677          1.2
------------------------------------------------------------------------------------------------------------------------------------
Multiline Retail                                Other Securities                                          719,191          1.0
------------------------------------------------------------------------------------------------------------------------------------
Office Electronics                              Other Securities                                           79,060          0.1
------------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels             11,226  Chevron Corp.                                             728,118          1.0
                                         8,426  ConocoPhillips                                            501,600          0.7
                                        30,268  Exxon Mobil Corp.                                       2,030,983          2.7
                                                Other Securities                                        1,381,343          1.9
                                                                                                      ------------------------------
                                                                                                        4,642,044          6.3
------------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products                         Other Securities                                          192,833          0.3
------------------------------------------------------------------------------------------------------------------------------------
Personal Products                               Other Securities                                          116,669          0.2
------------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                          7,791  Abbott Laboratories                                       378,331          0.5
                                         5,137  Eli Lilly & Co.                                           292,809          0.4
                                        14,884  Johnson & Johnson                                         966,567          1.3
                                        11,070  Merck & Co., Inc.                                         463,833          0.6
                                        36,938  Pfizer, Inc.                                            1,047,562          1.4
                                         6,857  Wyeth                                                     348,610          0.5
                                                Other Securities                                          656,252          0.9
                                                                                                      ------------------------------
                                                                                                        4,153,964          5.6
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs)           Other Securities                                          656,909          0.9
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Management & Development            Other Securities                                           27,738          0.0
------------------------------------------------------------------------------------------------------------------------------------
Road & Rail                                     Other Securities                                          419,657          0.6
------------------------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor          29,521  Intel Corp.                                               607,247          0.8
Equipment                                       Other Securities                                        1,044,184          1.4
                                                                                                      ------------------------------
                                                                                                        1,651,431          2.2
------------------------------------------------------------------------------------------------------------------------------------
Software                                44,026  Microsoft Corp.                                         1,203,231          1.6
                                        20,458  Oracle Corp. (a)                                          362,925          0.5
                                                Other Securities                                          554,514          0.8
                                                                                                      ------------------------------
                                                                                                        2,120,670          2.9
------------------------------------------------------------------------------------------------------------------------------------
Specialty Retail                        10,465  Home Depot, Inc.                                          379,566          0.5
                                                Other Securities                                          832,206          1.1
                                                                                                      ------------------------------
                                                                                                        1,211,772          1.6
------------------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods                Other Securities                                          237,546          0.3
------------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance                      Other Securities                                          992,043          1.3
------------------------------------------------------------------------------------------------------------------------------------
Tobacco                                 10,616  Altria Group, Inc.                                        812,655          1.1
                                                Other Securities                                           88,231          0.1
                                                                                                      ------------------------------
                                                                                                          900,886          1.2
------------------------------------------------------------------------------------------------------------------------------------
Trading Companies & Distributors                Other Securities                                           23,390          0.0
------------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication Services             Other Securities                                          362,698          0.5
------------------------------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks (Cost--$52,950,235)                60,994,978         82.5
====================================================================================================================================


8     BLACKROCK S&P 500(R) PROTECTED EQUITY FUND, INC.  SEPTEMBER 30, 2006

Summary Schedule of Investments (concluded)

                                    Beneficial                                                                          Percent of
                                      Interest  Short-Term Securities                                    Value          Net Assets
====================================================================================================================================
                                    $1,675,299  BlackRock Liquidity Series, LLC Cash Sweep Series I,
                                                5.18% (b)(c)                                          $ 1,675,299          2.2%
------------------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Securities
                                                (Cost--$1,675,299)                                      1,675,299          2.2
------------------------------------------------------------------------------------------------------------------------------------

                                     Number of
                                     Contracts  Put Options Purchased
====================================================================================================================================
                                        54,651  S&P European, expiring October 2007 at US$1,639        11,377,680         15.4
------------------------------------------------------------------------------------------------------------------------------------
                                                Total Put Options Purchased
                                                (Premiums Paid--$10,465,188) 11,377,680                                   15.4
====================================================================================================================================
Total Investments (Cost--$65,090,722*)                                                                 74,047,957        100.1

Liabilities in Excess of Other Assets                                                                     (91,168)        (0.1)
                                                                                                      ------------------------------
Net Assets                                                                                            $73,956,789        100.0%
                                                                                                      ==============================

* The cost and unrealized appreciation (depreciation) of investments as of September 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...............................               $ 66,118,257
                                                                   ============
      Gross unrealized appreciation ................               $ 17,106,453
      Gross unrealized depreciation ................                 (9,176,753)
                                                                   ------------
      Net unrealized appreciation ..................               $  7,929,700
                                                                   ============

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                                      Interest/
                                                    Net               Dividend
      Affiliate                                  Activity              Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series I                    $(3,675,378)          $    52,669
      BlackRock Liquidity Series, LLC
        Money Market Series                    $   (30,000)          $       589
      Merrill Lynch & Co., Inc.                       (200)          $     4,415
      PNC Financial Services Group, Inc.                --           $     2,858
      --------------------------------------------------------------------------

(c)   Represents the current yield as of September 30, 2006.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.These industry classifications are unaudited.
o "Other Securities" represent issues that are not identified as the largest 50 holdings of the Fund and issues not exceeding 1% of net assets.
o Financial futures contracts purchased as of September 30, 2006 were as follows:

      --------------------------------------------------------------------------
      Number of                      Expiration         Face         Unrealized
      Contracts       Issue             Date            Value       Appreciation
      --------------------------------------------------------------------------
           5      S&P 500 Index     December 2006    $1,643,530     $     38,220
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


      BLACKROCK S&P 500(R) PROTECTED EQUITY FUND, INC.  SEPTEMBER 30, 2006     9

Statement of Assets, Liabilities and Capital

As of September 30, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
             Investments in unaffiliated securities, at value
              (identified cost--$52,587,279) ..........................................                               $  60,544,397
             Investments in affiliated securities, at value
              (identified cost--$2,038,255) ...........................................                                   2,125,880
             Options purchased, at value (premiums paid--$10,465,188) .................                                  11,377,680
             Cash on deposit for financial futures contracts ..........................                                      78,750
             Receivables:
                Dividends .............................................................          $      65,514
                Securities sold .......................................................                 13,668
                Securities lending ....................................................                      4               79,186
                                                                                                 ----------------------------------
             Total assets .............................................................                                  74,205,893
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
             Payables:
                Investment adviser ....................................................                182,930
                Securities purchased ..................................................                 63,290
                Variation margin ......................................................                  2,375              248,595
                                                                                                 -------------
             Accrued expenses and other liabilities ...................................                                         509
                                                                                                                      -------------
             Total liabilities ........................................................                                     249,104
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
             Net assets ...............................................................                               $  73,956,789
                                                                                                                      =============
===================================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------------------
             Common Stock, par value $.10 per share, 200,000,000 shares authorized ....                               $     740,723
             Paid-in capital in excess of par .........................................                                  79,116,209
             Undistributed investment income--net .....................................          $     268,062
             Accumulated realized capital losses--net .................................            (15,163,660)
             Unrealized appreciation--net .............................................              8,995,455
                                                                                                 -------------
             Total accumulated losses--net ............................................                                  (5,900,143)
                                                                                                                      -------------
             Total Capital--Equivalent to $9.98 per share based on 7,407,227
              shares of Common Stock outstanding (market price--$9.56) ................                               $  73,956,789
                                                                                                                      =============

      See Notes to Financial Statements.


10    BLACKROCK S&P 500(R) PROTECTED EQUITY FUND, INC. SEPTEMBER 30, 2006

Statement of Operations

For the Year Ended September 30, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
             Dividends (including $7,273 from affiliates) .............................                               $   1,102,922
             Interest from affiliates .................................................                                      52,669
             Securities lending--net ..................................................                                         589
                                                                                                                      -------------
             Total income .............................................................                                   1,156,180
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
             Investment advisory fees .................................................          $     725,884
             Directors' fees and expenses .............................................                 36,057
                                                                                                 -------------
             Total expenses ...........................................................                                     761,941
                                                                                                                      -------------
             Investment income--net ...................................................                                     394,239
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
             Realized gain (loss) on:
                Investments--net (including $2,839 from affiliates) ...................               (157,684)
                Financial futures contracts--net ......................................                 18,469             (139,215)
                                                                                                 -------------
             Change in unrealized appreciation on:
                Investments--net ......................................................              1,724,233
                Financial futures contracts--net ......................................                 33,134            1,757,367
                                                                                                 ----------------------------------
             Total realized and unrealized gain--net ..................................                                   1,618,152
                                                                                                                      -------------
             Net Increase in Net Assets Resulting from Operations .....................                               $   2,012,391
                                                                                                                      =============


      See Notes to Financial Statements.


      BLACKROCK S&P 500(R) PROTECTED EQUITY FUND, INC. SEPTEMBER 30, 2006     11

Statements of Changes in Net Assets

                                                                                                         For the Year Ended
                                                                                                            September 30,
                                                                                                 ----------------------------------
Increase (Decrease) in Net Assets:                                                                   2006                 2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
             Investment income--net ......................................................       $     394,239        $   1,916,191
             Realized loss--net ..........................................................            (139,215)          (3,556,958)
             Change in unrealized appreciation/depreciation--net .........................           1,757,367            2,233,120
                                                                                                 ----------------------------------
             Net increase in net assets resulting from operations ........................           2,012,391              592,353
                                                                                                 ----------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
             Investment income--net ......................................................            (270,001)          (2,250,035)
                                                                                                 ----------------------------------
             Net decrease in net assets resulting from dividends to shareholders .........            (270,001)          (2,250,035)
                                                                                                 ----------------------------------
===================================================================================================================================
Common Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
             Shares redeemed in tender offer .............................................                  --         (235,243,064)
                                                                                                 ----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
             Total increase (decrease) in net assets .....................................           1,742,390         (236,900,746)
             Beginning of year ...........................................................          72,214,399          309,115,145
                                                                                                 ----------------------------------
             End of year* ................................................................       $  73,956,789        $  72,214,399
                                                                                                 ==================================
                * Undistributed investment income--net ...................................       $     268,062        $     143,824
                                                                                                 ==================================

      See Notes to Financial Statements.


12    BLACKROCK S&P 500(R) PROTECTED EQUITY FUND, INC. SEPTEMBER 30, 2006

Financial Highlights

                                                                               For the Year Ended September 30,
The following per share data and ratios have been derived  -----------------------------------------------------------------------
from information provided in the financial statements.       2006           2005            2004            2003            2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
             Net asset value, beginning of year .......    $   9.75       $   9.81        $   9.71        $   9.31        $   8.87
                                                           -----------------------------------------------------------------------
             Investment income--net ...................         .05+           .06+            .02+            .01+            .02
             Realized and unrealized gain (loss)--net .         .22           (.05)            .09             .40             .43
                                                           -----------------------------------------------------------------------
             Total from investment operations .........         .27            .01             .11             .41             .45
                                                           -----------------------------------------------------------------------
             Less dividends from investment income--net        (.04)          (.07)           (.01)           (.01)           (.01)
                                                           -----------------------------------------------------------------------
             Net asset value, end of year .............    $   9.98       $   9.75        $   9.81        $   9.71        $   9.31
                                                           -----------------------------------------------------------------------
             Market price per share, end of year ......    $   9.56       $   9.47        $   9.13        $   8.89        $   8.35
                                                           =======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
             Based on net asset value per share .......        2.76%           .17%           1.16%           4.30%           4.96%
                                                           =======================================================================
             Based on market price per share ..........        1.35%          4.54%           2.84%           6.47%          (1.18%)
                                                           =======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
             Expenses .................................        1.05%          1.01%           1.01%           1.01%           1.02%
                                                           =======================================================================
             Investment income--net ...................         .54%           .62%            .23%            .09%            .09%
                                                           =======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
             Net assets, end of year (in thousands) ...    $ 73,957       $ 72,214        $309,115        $306,041        $293,414
                                                           =======================================================================
             Portfolio turnover .......................        4.13%          5.59%           5.73%            .15%            .71%
                                                           =======================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


      BLACKROCK S&P 500(R) PROTECTED EQUITY FUND, INC. SEPTEMBER 30, 2006     13

Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, The S&P 500(R) Protected Equity Fund, Inc. was renamed BlackRock S&P 500(R) Protected Equity Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, fixed-term, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund is anticipated to terminate on or about November 30, 2007. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the Nasdaq under the symbol PEFX. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. As of October 2, 2006, foreign currency exchange rates will be determined at the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to provide liquidity or as a proxy for a direct investment in securities underlying the Fund's index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


14    BLACKROCK S&P 500(R) PROTECTED EQUITY FUND, INC. SEPTEMBER 30, 2006

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specified future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may purchase privately negotiated put option contracts intended to protect the Fund's initial net asset value. In addition to the put option contracts, the Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Recent accounting pronouncement -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency, or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


      BLACKROCK S&P 500(R) PROTECTED EQUITY FUND, INC. SEPTEMBER 30, 2006     15

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund will pay a fee on a quarterly basis in arrears at an annual rate equal to 1.0% of the average daily value of the Fund's net assets. To the extent that cash or cash equivalents are not sufficient to pay all of the investment advisory fee at the conclusion of a quarterly period, MLIM will defer collecting the portion of the investment advisory fee not covered by such available cash or cash equivalents. The Fund will not pay MLIM any interest on any deferred investment advisory fees.

MLIM will bear all of the Fund's ordinary operating expenses, including administration, custodial, transfer agency, legal, auditing and accounting fees.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM. For the year ended September 30, 2006, MLIM, LLC received $226 in securities lending agent fees.

In addition, MLPF&S received $95 in commissions on the execution of portfolio security transactions for the Fund for the year ended September 30, 2006.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction closed on September 29, 2006.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the"Manager"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC. The new advisory agreement was effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a fee equal to 74% of the management fee paid to the Manager.

In connection with the closing, MLIM, LLC, the security lending agent, became BlackRock Investment Management, LLC.

Prior to the closing, certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., ML & Co., and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2006 were $2,961,824 and $3,360,990, respectively.

4. Common Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share.


16    BLACKROCK S&P 500(R) PROTECTED EQUITY FUND, INC. SEPTEMBER 30, 2006

Notes to Financial Statements (concluded)

Shares issued and outstanding during the year ended September 30, 2006 remained constant. Shares issued and outstanding during the year ended September 30, 2005 decreased by 24,102,773, as a result of a tender offer that was completed on September 29, 2005 at a share price of $9.76.

5. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005 was as follows:

--------------------------------------------------------------------------------
                                                    9/30/2006         9/30/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................         $  270,001         $2,250,035
                                                   -----------------------------
Total taxable distributions ..............         $  270,001         $2,250,035
                                                   =============================

As of September 30, 2006, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income -- net .....................        $   268,062
Undistributed long-term capital gains -- net .............                 --
                                                                  -----------
Total undistributed earnings -- net ......................            268,062
Capital loss carryforward ................................         (8,491,823)*
Unrealized gains -- net ..................................          2,323,618**
                                                                  -----------
Total accumulated losses -- net ..........................        $(5,900,143)
                                                                  ===========

* On September 30, 2006, the Fund had a net capital loss carryforward of $8,491,823, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the deferral of post-October capital losses for tax purposes.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock S&P 500(R) Protected Equity Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the summary schedule of investments, of BlackRock S&P 500(R) Protected Equity Fund, Inc. (formerly The S&P 500(R) Protected Equity Fund, Inc.) as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock S&P 500(R) Protected Equity Fund, Inc. as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
November 21, 2006


      BLACKROCK S&P 500(R) PROTECTED EQUITY FUND, INC. SEPTEMBER 30, 2006     17

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Board

In connection with the combination of Merrill Lynch's investment advisory business, including Merrill Lynch Investment Managers, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Fund's Board of Directors considered and approved a new investment advisory agreement (the "BlackRock Investment Advisory Agreement") between the Fund and BlackRock Advisors, LLC ("BlackRock Advisors"). The Fund's shareholders subsequently approved the BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the investment advisory agreement with the Previous Investment Adviser (the "Previous Investment Advisory Agreement").

The Board discussed the BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the BlackRock Investment Advisory Agreement at an in-person meeting held on May 8, 2006.

To assist the Board in its consideration of the BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 8, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the BlackRock Investment Advisory Agreement.

In connection with the Board's review of the BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

o that the Fund was expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of the Board before making any changes;

o that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:


18    BLACKROCK S&P 500(R) PROTECTED EQUITY FUND, INC. SEPTEMBER 30, 2006

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the BlackRock Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees would not increase under the BlackRock Investment Advisory Agreement, but would remain the same;

o that in March 2006, the Board had performed a full annual review of the Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by somewhat similar funds, and such other matters as the directors had considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch had agreed to pay all expenses of the Fund in connection with the Board's consideration of the BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the BlackRock Investment Advisory Agreement, the Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting and assistance in meeting legal and regulatory requirements. In its review of the BlackRock Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meeting to consider renewal of the Previous Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Previous Investment Advisory Agreement. The Board was informed there are no funds that are directly comparable to the Fund. These materials included (a) information on the fees and expenses and the investment performance of the Fund as compared to a somewhat comparable group of funds; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Previous Investment Adviser of the Previous Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund; and (e) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors, including a majority of the independent directors, concluded that the terms of the BlackRock Investment


      BLACKROCK S&P 500(R) PROTECTED EQUITY FUND, INC. SEPTEMBER 30, 2006     19

Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, quality and scope of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Previous Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Previous Investment Adviser and the Fund received services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a somewhat comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the Previous Investment Advisory Agreement. The directors were advised that BlackRock Advisors did not plan to change the Fund's portfolio management team upon the closing of the transaction. It was noted, however, that other changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund under the BlackRock Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Previous Investment Advisory Agreement, the directors had received, among other things, information comparing the Fund's fees and expenses to those of a group of funds the Previous Investment Adviser deemed somewhat comparable to the Fund. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds. They also compared the Fund's total expenses to those of the other funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of the somewhat comparable funds. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of the other somewhat comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the


20    BLACKROCK S&P 500(R) PROTECTED EQUITY FUND, INC. SEPTEMBER 30, 2006
materials provided and the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under the Previous Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Previous Investment Advisory Agreement, they had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Previous Investment Advisory Agreement, the directors had received, among other things, information comparing the Fund's fees, expenses and performance to those of a somewhat similar peer group, and information as to the fees charged by the Previous Investment Adviser to other registered investment company clients for investment management services. The directors concluded that because the rates for advisory fees for the Fund would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Previous Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and BlackRock, the directors determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Fund's portfolio transaction brokerage commissions. The directors noted that fall-out benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The directors considered investment performance for the Fund. The directors compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a somewhat comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds advised by BlackRock Advisors. The Board considered comparative information from Lipper Inc. which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Investment Advisory Agreement, concluding that the advisory


      BLACKROCK S&P 500(R) PROTECTED EQUITY FUND, INC. SEPTEMBER 30, 2006     21

Disclosure of New Investment Advisory Agreement (concluded)

fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the shareholders. In approving the BlackRock Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At an in-person meeting held on August 16-17, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreement (the "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the BlackRock Investment Advisory Agreement became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 74% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of BlackRock Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Investment Advisory Agreement, and came to the same conclusions. In reviewing the sub-advisory fee rate provided in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Fund's operations and administration, and the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio under the BlackRock Sub-Advisory Agreement. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 74% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the Sub-Advisory Agreement was in the best interests of shareholders.


22    BLACKROCK S&P 500(R) PROTECTED EQUITY FUND, INC. SEPTEMBER 30, 2006

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by Computershare Trust Company, N.A. (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010, Telephone:
800-426-5523.


      BLACKROCK S&P 500(R) PROTECTED EQUITY FUND, INC. SEPTEMBER 30, 2006     23

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served    Principal Occupation(s) During Past 5 Years          Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to   Vice Chairman and Director of BlackRock, and Global  129 Funds       None
Doll, Jr.*  Princeton, NJ  and          present   Chief Investment Officer for Equities, Chairman of   174 Portfolios
            08543-9011     Director               the BlackRock Private Client Operating Committee,
            Age: 52                               and member of the BlackRock Executive Committee
                                                  since 2006; President of the Funds advised by
                                                  Merrill Lynch Investment Managers ("MLIM") and its
                                                  affiliates ("MLIM/FAM-advised funds") from 2005 to
                                                  2006 and Chief Investment Officer thereof from 2001
                                                  to 2006; President of MLIM and Fund Asset
                                                  Management, L.P. ("FAM") from 2001 to 2006; Co-Head
                                                  (Americas Region) thereof from 2000 to 2001 and
                                                  Senior Vice President from 1999 to 2001; President
                                                  and Director of Princeton Services, Inc.
                                                  ("Princeton Services") since 2001; President of
                                                  Princeton Administrators, L.P. ("Princeton Admin-
                                                  istrators") from 2001 to 2006; Chief Investment
                                                  Officer of OppenheimerFunds, Inc. in 1999 and
                                                  Executive Vice President thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock acts as investment adviser. Mr. Doll is an "interested person" as defined in the Investment Company Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Fund
                  President, Mr. Doll serves at the pleasure of the Board of Directors.
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Donald      P.O. Box 9095  Director     2002 to   General Partner of The Burton Partnership, Limited   21 Funds        Knology, Inc.
W. Burton   Princeton, NJ               present   Partnership (an investment partnership) since 1979;  38 Portfolios   (telecommuni-
            08543-9095                            Managing General Partner of The South Atlantic                       cations) and
            Age: 62                               Venture Funds since 1983; Member of the Investment                   Symbion, Inc.
                                                  Advisory Council of the Florida State Board of                       (healthcare)
                                                  Administration since 2001.
------------------------------------------------------------------------------------------------------------------------------------
John        P.O. Box 9095  Director     2004 to   President and Chief Executive Officer of Allmerica   21 Funds        Cabot Corpor-
Francis     Princeton, NJ               present   Financial Corporation (financial services holding    38 Portfolios   ation (chem-
O'Brien     08543-9095                            company) from 1995 to 2002 and Director from 1995                    icals), LKQ
            Age: 63                               to 2003; President of Allmerica Investment                           Corporation
                                                  Management Co., Inc. (investment adviser) from 1989                  (auto parts
                                                  to 2002, Director from 1989 to 2002 and Chairman of                  manufac-
                                                  the Board from 1989 to 1990; President, Chief                        turing) and
                                                  Executive Officer and Director of First Allmerica                    TJX Com-
                                                  Financial Life Insurance Company from 1989 to 2002                   panies, Inc.
                                                  and Director of various other Allmerica Financial                    (retailer)
                                                  companies until 2002; Director from 1989 to 2006,
                                                  Member of the Governance Nominating Committee from
                                                  2004 to 2006, Member of the Compensation Committee
                                                  from 1989 to 2006 and Member of the Audit Committee
                                                  from 1990 to 2004 of ABIOMED; Director, Member of
                                                  the Governance and Nomination Committee and Member
                                                  of the Audit Committee of Cabot Corporation since
                                                  1990; Director and Member of the Audit Committee
                                                  and Compensation Committee of LKQ Corporation since
                                                  2003; Lead Director of TJX Companies, Inc. since
                                                  1999; Trustee of the Woods Hole Oceanographic
                                                  Institute since 2003.
------------------------------------------------------------------------------------------------------------------------------------


24    BLACKROCK S&P 500(R) PROTECTED EQUITY FUND, INC. SEPTEMBER 30, 2006

Officers and Directors (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served    Principal Occupation(s) During Past 5 Years          Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
David H.    P.O. Box 9095  Director     2003 to   Consultant with Putnam Investments from 1993 to      21 Funds        None
Walsh       Princeton, NJ               present   2003, and employed in various capacities therewith   38 Portfolios
            08543-9095                            from 1973 to 1992; Director, Massachusetts Audubon
            Age: 64                               Society from 1990 to 1997; Director, The National
                                                  Audubon Society from 1998 to 2005; Director, The
                                                  American Museum of Fly Fishing since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Fred G.     P.O. Box 9095  Director     2000 to   Managing Director of FGW Associates since 1997;      21 Funds        Watson
Weiss**     Princeton, NJ               present   Vice President, Planning, Investment and             38 Portfolios   Pharmaceuti-
            08543-9095                            Development of Warner Lambert Co. from 1979 to                       cals, Inc.
            Age: 65                               1997; Director of the Michael J. Fox Foundation for                  (pharma-
                                                  Parkinson's Research since 2000; Director of BTG                     ceutical
                                                  International Plc (a global technology                               company)
                                                  commercialization company) since 2001.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Board of Directors and the Audit Committee.

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1999 to  Managing Director of BlackRock since 2006; Managing Director of MLIM and FAM from
Burke       Princeton, NJ  President    present  2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof
            08543-9011     and                   from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
            Age: 46        Treasurer
------------------------------------------------------------------------------------------------------------------------------------
Jonathan    P.O. Box 9011  Vice         2005 to  Director of BlackRock since 2006; Vice President of MLIM from 1999 to 2006.
A. Clark    Princeton, NJ  President    present
            08543-9011
            Age: 37
------------------------------------------------------------------------------------------------------------------------------------
Debra L.    P.O. Box 9011  Vice         2005 to  Director of BlackRock since 2006; Director of MLIM from 1999 to 2006.
Jelilian    Princeton, NJ  President    present
            08543-9011
            Age: 39
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Fund Chief   2004 to  Managing Director of BlackRock and Fund Chief Compliance Officer since 2006; Chief
Hiller      Princeton, NJ  Compliance   present  Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief
            08543-9011     Officer               Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief Compliance
            Age: 55                              Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
                                                 Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange
                                                 Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002 to
Pellegrino  Princeton, NJ               present  2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM from
            08543-9011                           1997 to 2006; Secretary of MLIM, FAM, FAMD and Princeton Services from 2004 to
            Age: 46                              2006.
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

JPMorgan Chase Bank, N.A.
3 Chase MetroTech Center
Brooklyn, NY 11245

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

NASDAQ Symbol

PEFX


      BLACKROCK S&P 500(R) PROTECTED EQUITY FUND, INC. SEPTEMBER 30, 2006     25

Proxy Results

During the six-month period ended September 30, 2006, BlackRock S&P 500(R) Protected Equity Fund, Inc.'s shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 27, 2006. Proposals 2 and 3 were approved at a shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

---------------------------------------------------------------------------------------------------------------------------
                                                                                          Shares Voted      Shares Withheld
                                                                                              For             From Voting
---------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Robert C. Doll, Jr., Donald W. Burton,
   Laurie Simon Hodrick, John Francis O'Brien, David H. Walsh and Fred G. Weiss .          4,698,863            330,461
---------------------------------------------------------------------------------------------------------------------------

                                                                      Shares Voted        Shares Voted        Shares Voted
                                                                          For                Against             Abstain
---------------------------------------------------------------------------------------------------------------------------
2. To approve a new investment advisory agreement
   with BlackRock Advisors, Inc.                                       3,847,238              86,674             57,480
---------------------------------------------------------------------------------------------------------------------------
3. To approve a contingent subadvisory agreement
   with BlackRock Advisors, Inc.                                       3,849,099              89,736             52,557
---------------------------------------------------------------------------------------------------------------------------

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.


26    BLACKROCK S&P 500(R) PROTECTED EQUITY FUND, INC. SEPTEMBER 30, 2006

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


      BLACKROCK S&P 500(R) PROTECTED EQUITY FUND, INC. SEPTEMBER 30, 2006     27

BlackRock S&P 500(R) Protected Equity Fund, Inc. invests in a portfolio consisting primarily of the common stocks of substantially all of the companies represented in the S&P 500 Index and privately negotiated put options contracts intended to protect the Fund's initial net asset value at the maturity date by limiting the risk of loss caused by a decline in the market value of the Fund's common stock portfolio.

This report, including the financial information herein, is transmitted to shareholders of BlackRock S&P 500(R) Protected Equity Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock S&P 500(R) Protected Equity Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK
                                                                     #SPPEQ-9/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) Laurie Simon Hodrick (resigned as of May 1, 2006), (3) John
         F. O'Brien, (4) David H. Walsh and (5) Fred G. Weiss.

         The registrant's board of directors has determined that Laurie Simon Hodrick qualifies as a financial expert pursuant to Item 3(c)(4) of Form N-CSR.

         Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -        Fiscal Year Ending September 30, 2006 - $26,000
                                 Fiscal Year Ending September 30, 2005 - $26,500

         (b) Audit-Related Fees - Fiscal Year Ending September 30, 2006 - $0
                                  Fiscal Year Ending September 30, 2005 - $0

         (c) Tax Fees -           Fiscal Year Ending September 30, 2006 - $6,000
                                  Fiscal Year Ending September 30, 2005 - $7,300

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending September 30, 2006 - $0
                                  Fiscal Year Ending September 30, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending September 30, 2006 - $3,050,250
             Fiscal Year Ending September 30, 2005 - $6,827,388

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500 , 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         Donald W. Burton
         Laurie Simon Hodrick (resigned as of May 1, 2006)
         John F. O'Brien
         David H. Walsh
         Fred G. Weiss

Item 6 - Schedule of Investments -

BlackRock S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of September 30, 2006

                                     Shares
Industry                               Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------
Aerospace & Defense - 2.0%            4,102  Boeing Co.                                         $    323,443
                                      1,970  General Dynamics Corp.                                  141,190
                                        523  Goodrich Corp.                                           21,192
                                      4,013  Honeywell International, Inc.                           164,131
                                        687  L-3 Communications Holdings, Inc.                        53,813
                                      1,689  Lockheed Martin Corp.                                   145,355
                                      1,644  Northrop Grumman Corp.                                  111,907
                                      2,354  Raytheon Co.                                            113,016
                                        933  Rockwell Collins, Inc.                                   51,166
                                      5,098  United Technologies Corp.                               322,958
                                                                                                ------------
                                                                                                   1,448,171
------------------------------------------------------------------------------------------------------------
Air Freight & Logistics - 0.8%        1,458  FedEx Corp.                                             158,455
                                      5,600  United Parcel Service, Inc. Class B                     402,864
                                                                                                ------------
                                                                                                     561,319
------------------------------------------------------------------------------------------------------------
Airlines - 0.1%                       3,851  Southwest Airlines Co.                                   64,158
------------------------------------------------------------------------------------------------------------
Auto Components - 0.1%                1,097  The Goodyear Tire & Rubber Co. (a)                       15,906
                                        930  Johnson Controls, Inc.                                   66,718
                                                                                                ------------
                                                                                                      82,624
------------------------------------------------------------------------------------------------------------
Automobiles - 0.3%                    9,570  Ford Motor Co.                                           77,421
                                      3,019  General Motors Corp.                                    100,412
                                      1,296  Harley-Davidson, Inc.                                    81,324
                                                                                                ------------
                                                                                                     259,157
------------------------------------------------------------------------------------------------------------
Beverages - 1.8%                      3,756  Anheuser-Busch Cos., Inc.                               178,448
                                        454  Brown-Forman Corp. Class B                               34,799
                                     10,348  The Coca-Cola Co.                                       462,349
                                      1,382  Coca-Cola Enterprises, Inc.                              28,787
                                      1,200  Constellation Brands, Inc. Class A (a)                   34,536
                                        348  Molson Coors Brewing Co. Class B                         23,977
                                        900  Pepsi Bottling Group, Inc.                               31,950
                                      8,403  PepsiCo, Inc.                                           548,380
                                                                                                ------------
                                                                                                   1,343,226
------------------------------------------------------------------------------------------------------------
Biotechnology - 1.0%                  5,955  Amgen, Inc. (a)                                         425,961
                                      1,685  Biogen Idec, Inc. (a)                                    75,286
                                      1,300  Genzyme Corp. (a)                                        87,711
                                      2,200  Gilead Sciences, Inc. (a)                               151,140
                                      1,080  MedImmune, Inc. (a)                                      31,547
                                                                                                ------------
                                                                                                     771,645
------------------------------------------------------------------------------------------------------------
Building Products - 0.1%              1,000  American Standard Cos., Inc.                             41,970
                                      2,222  Masco Corp.                                              60,927
                                                                                                ------------
                                                                                                     102,897
------------------------------------------------------------------------------------------------------------
Capital Markets - 3.0%                1,264  Ameriprise Financial, Inc.                               59,282
                                      3,690  The Bank of New York Co., Inc.                          130,109
                                        610  The Bear Stearns Cos., Inc.                              85,461
                                      4,500  Merrill Lynch & Co., Inc. (b)                           351,990
                                      5,572  The Charles Schwab Corp.                                 99,739
                                      2,100  E*Trade Financial Corp. (a)                              50,232
                                        600  Federated Investors, Inc. Class B                        20,286
                                        809  Franklin Resources, Inc.                                 85,552
                                      2,200  Goldman Sachs Group, Inc.                               372,174
                                      1,288  Janus Capital Group, Inc.                                25,399
                                        700  Legg Mason, Inc.                                         70,602
                                      2,660  Lehman Brothers Holdings, Inc.                          196,468
                                      1,904  Mellon Financial Corp.                                   74,446
                                      5,437  Morgan Stanley                                          396,412
------------------------------------------------------------------------------------------------------------

BlackRock S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of September 30, 2006

                                     Shares
Industry                               Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------
                                        800  Northern Trust Corp.                               $     46,744
                                      1,622  State Street Corp.                                      101,213
                                      1,490  T. Rowe Price Group, Inc.                                71,296
                                                                                                ------------
                                                                                                   2,237,405
------------------------------------------------------------------------------------------------------------
Chemicals - 1.2%                      1,067  Air Products & Chemicals, Inc.                           70,817
                                        262  Ashland, Inc.                                            16,710
                                      4,767  The Dow Chemical Co.                                    185,818
                                      4,553  E.I. du Pont de Nemours & Co.                           195,051
                                        300  Eastman Chemical Co.                                     16,206
                                      1,060  Ecolab Inc.                                              45,389
                                        841  Hercules, Inc. (a)                                       13,263
                                        531  International Flavors & Fragrances, Inc.                 20,996
                                      2,668  Monsanto Co.                                            125,423
                                        829  PPG Industries, Inc.                                     55,609
                                      1,736  Praxair, Inc.                                           102,702
                                        613  Rohm & Haas Co.                                          29,026
                                        400  Sigma-Aldrich Corp.                                      30,268
                                                                                                ------------
                                                                                                     907,278
------------------------------------------------------------------------------------------------------------
Commercial Banks - 3.6%               1,952  AmSouth Bancorp                                          56,686
                                      2,844  BB&T Corp.                                              124,510
                                        741  Comerica, Inc.                                           42,178
                                      1,100  Commerce Bancorp, Inc.                                   40,381
                                        767  Compass Bancshares, Inc.                                 43,704
                                      2,690  Fifth Third Bancorp                                     102,435
                                        500  First Horizon National Corp.                             19,005
                                      1,440  Huntington Bancshares, Inc.                              34,459
                                      2,109  KeyCorp                                                  78,961
                                        400  M&T Bank Corp.                                           47,984
                                      1,200  Marshall & Ilsley Corp.                                  57,816
                                      2,923  National City Corp.                                     106,982
                                      2,100  North Fork Bancorp., Inc.                                60,144
                                      1,361  PNC Financial Services Group, Inc. (b)                   98,591
                                      2,508  Regions Financial Corp.                                  92,269
                                      1,727  SunTrust Banks, Inc.                                    133,463
                                      1,909  Synovus Financial Corp.                                  56,067
                                      9,143  U.S. Bancorp                                            303,730
                                      8,438  Wachovia Corp.                                          470,840
                                     17,032  Wells Fargo & Co.                                       616,218
                                        570  Zions Bancorp.                                           45,492
                                                                                                ------------
                                                                                                   2,631,915
------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies        1,494  Allied Waste Industries, Inc. (a)                        16,837
- 0.5%                                  591  Avery Dennison Corp.                                     35,560
                                        660  Cintas Corp.                                             26,948
                                        740  Equifax Inc.                                             27,165
                                        760  Monster Worldwide, Inc. (a)                              27,504
                                      1,232  Pitney Bowes, Inc.                                       54,664
                                      1,284  RR Donnelley & Sons Co.                                  42,321
                                        960  Robert Half International, Inc.                          32,611
                                      2,535  Waste Management, Inc.                                   92,984
                                                                                                ------------
                                                                                                     356,594
------------------------------------------------------------------------------------------------------------
Communications Equipment -              454  ADC Telecommunications, Inc. (a)                          6,810
2.3%                                  2,314  Avaya, Inc. (a)                                          26,472
                                        287  Ciena Corp.                                               7,821
                                     30,994  Cisco Systems, Inc. (a)                                 712,862
------------------------------------------------------------------------------------------------------------

BlackRock S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of September 30, 2006

                                     Shares
Industry                               Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------
                                        866  Comverse Technology, Inc. (a)                      $     18,567
                                      7,773  Corning, Inc. (a)                                       189,739
                                      6,871  JDS Uniphase Corp. (a)                                   15,047
                                      3,100  Juniper Networks, Inc. (a)                               53,568
                                     23,264  Lucent Technologies, Inc. (a)                            54,438
                                     12,465  Motorola, Inc.                                          311,625
                                      8,404  QUALCOMM Inc.                                           305,485
                                      1,958  Tellabs, Inc. (a)                                        21,460
                                                                                                ------------
                                                                                                   1,723,894
------------------------------------------------------------------------------------------------------------
Computers & Peripherals - 2.9%        4,296  Apple Computer, Inc. (a)                                330,921
                                     11,349  Dell, Inc. (a)                                          259,211
                                     11,674  EMC Corp. (a)                                           139,855
                                     14,025  Hewlett-Packard Co.                                     514,577
                                      7,841  International Business Machines Corp.                   642,492
                                        565  Lexmark International, Inc. Class A (a)                  32,578
                                      1,040  NCR Corp. (a)                                            41,059
                                      1,791  Network Appliance, Inc. (a)                              66,285
                                        620  QLogic Corp. (a)                                         11,718
                                      1,100  SanDisk Corp. (a)                                        58,894
                                     16,984  Sun Microsystems, Inc. (a)                               84,410
                                                                                                ------------
                                                                                                   2,182,000
------------------------------------------------------------------------------------------------------------
Construction & Engineering -            345  Fluor Corp.                                              26,527
0.0%
------------------------------------------------------------------------------------------------------------
Construction Materials - 0.1%           603  Vulcan Materials Co.                                     47,185
------------------------------------------------------------------------------------------------------------
Consumer Finance - 0.8%               6,222  American Express Co.                                    348,930
                                      1,487  Capital One Financial Corp.                             116,967
                                      2,175  SLM Corp.                                               113,056
                                                                                                ------------
                                                                                                     578,953
------------------------------------------------------------------------------------------------------------
Containers & Packaging - 0.2%           700  Ball Corp.                                               28,315
                                        708  Bemis Co.                                                23,265
                                        491  Pactiv Corp. (a)                                         13,954
                                        525  Sealed Air Corp.                                         28,413
                                        674  Temple-Inland, Inc.                                      27,027
                                                                                                ------------
                                                                                                     120,974
------------------------------------------------------------------------------------------------------------
Distributors - 0.1%                   1,007  Genuine Parts Co.                                        43,432
------------------------------------------------------------------------------------------------------------
Diversified Consumer Services           700  Apollo Group, Inc. Class A (a)                           34,468
- 0.1%                                1,392  H&R Block, Inc.                                          30,262
                                                                                                ------------
                                                                                                      64,730
------------------------------------------------------------------------------------------------------------
Diversified Financial Services       23,020  Bank of America Corp.                                 1,233,181
- 4.8%                                1,000  CIT Group, Inc.                                          48,630
                                        200  Chicago Mercantile Exchange Holdings, Inc.               95,650
                                     25,081  Citigroup, Inc.                                       1,245,773
                                     17,617  JPMorgan Chase & Co.                                    827,294
                                      1,234  Moody's Corp.                                            80,679
                                                                                                ------------
                                                                                                   3,531,207
------------------------------------------------------------------------------------------------------------
Diversified Telecommunication        19,851  AT&T, Inc.                                              646,349
Services - 2.4%                       9,251  BellSouth Corp.                                         395,480
                                        511  CenturyTel, Inc.                                         20,271
                                      1,880  Citizens Communications Co.                              26,395
                                        738  Embarq Corp.                                             35,697
                                      8,493  Qwest Communications International Inc. (a)              74,059
                                     14,731  Verizon Communications, Inc.                            546,962
                                      2,169  Windstream Corp.                                         28,609
                                                                                                ------------
                                                                                                   1,773,822
------------------------------------------------------------------------------------------------------------

BlackRock S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of September 30, 2006

                                     Shares
Industry                               Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------
Electric Utilities - 1.2%               930  Allegheny Energy, Inc. (a)                         $     37,358
                                      1,788  American Electric Power Co., Inc.                        65,030
                                      1,575  Edison International                                     65,583
                                        958  Entergy Corp.                                            74,944
                                      3,472  Exelon Corp.                                            210,195
                                      1,916  FPL Group, Inc.                                          86,220
                                      1,554  FirstEnergy Corp.                                        86,806
                                      2,102  PPL Corp.                                                69,156
                                        651  Pinnacle West Capital Corp.                              29,328
                                      1,422  Progress Energy, Inc.                                    64,530
                                      3,578  The Southern Co.                                        123,298
                                                                                                ------------
                                                                                                     912,448
------------------------------------------------------------------------------------------------------------
Electrical Equipment - 0.4%           1,000  American Power Conversion Corp.                          21,960
                                        475  Cooper Industries Ltd. Class A                           40,479
                                      2,038  Emerson Electric Co.                                    170,907
                                        933  Rockwell Automation, Inc.                                54,207
                                                                                                ------------
                                                                                                     287,553
------------------------------------------------------------------------------------------------------------
Electronic Equipment &                2,122  Agilent Technologies, Inc. (a)                           69,368
Instruments - 0.3%                    1,060  Jabil Circuit, Inc.                                      30,284
                                        801  Molex, Inc.                                              31,215
                                      2,037  Sanmina-SCI Corp. (a)                                     7,618
                                      5,578  Solectron Corp. (a)                                      18,184
                                        987  Symbol Technologies, Inc.                                14,667
                                        558  Tektronix, Inc.                                          16,143
                                                                                                ------------
                                                                                                     187,479
------------------------------------------------------------------------------------------------------------
Energy Equipment & Services -         1,400  BJ Services Co.                                          42,182
1.4%                                  1,569  Baker Hughes, Inc.                                      107,006
                                      5,088  Halliburton Co.                                         144,754
                                      1,460  Nabors Industries Ltd. (a)                               43,435
                                        980  National Oilwell Varco, Inc. (a)                         57,379
                                        600  Noble Corp.                                              38,508
                                        415  Rowan Cos., Inc.                                         13,126
                                      6,132  Schlumberger Ltd.                                       380,368
                                      1,200  Smith International, Inc.                                46,560
                                      1,701  Transocean, Inc. (a)                                    124,564
                                      1,600  Weatherford International Ltd. (a)                       66,752
                                                                                                ------------
                                                                                                   1,064,634
------------------------------------------------------------------------------------------------------------
Food & Staples Retailing -            4,206  CVS Corp.                                               135,097
1.9%                                  2,264  Costco Wholesale Corp.                                  112,476
                                      3,445  The Kroger Co.                                           79,717
                                      1,194  SUPERVALU Inc.                                           35,402
                                      3,003  SYSCO Corp.                                             100,450
                                      2,124  Safeway, Inc.                                            64,463
                                     12,608  Wal-Mart Stores, Inc.                                   621,827
                                      5,104  Walgreen Co.                                            226,567
                                        700  Whole Foods Market, Inc.                                 41,601
                                                                                                ------------
                                                                                                   1,417,600
------------------------------------------------------------------------------------------------------------
Food Products - 0.9%                  3,207  Archer-Daniels-Midland Co.                              121,481
                                        987  Campbell Soup Co.                                        36,025
                                      2,285  ConAgra Foods, Inc.                                      55,937
                                        700  Dean Foods Co. (a)                                       29,414
                                      1,674  General Mills, Inc.                                      94,748
                                      1,858  HJ Heinz Co.                                             77,906
                                      1,016  The Hershey Co.                                          54,305

BlackRock S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of September 30, 2006

                                     Shares
Industry                               Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------
                                      1,163  Kellogg Co.                                        $     57,592
                                        500  McCormick & Co., Inc.                                    18,990
                                      3,474  Sara Lee Corp.                                           55,827
                                      1,500  Tyson Foods, Inc. Class A                                23,820
                                      1,220  Wm. Wrigley Jr. Co.                                      56,193
                                                                                                ------------
                                                                                                     682,238
------------------------------------------------------------------------------------------------------------
Gas Utilities - 0.0%                     86  Nicor, Inc.                                               3,677
                                         17  Peoples Energy Corp.                                        691
                                                                                                ------------
                                                                                                       4,368
------------------------------------------------------------------------------------------------------------
Health Care Equipment &                 217  Bausch & Lomb, Inc.                                      10,878
Supplies - 1.3%                       3,284  Baxter International, Inc.                              149,291
                                      1,361  Becton Dickinson & Co.                                   96,182
                                      1,131  Biomet, Inc.                                             36,407
                                      5,723  Boston Scientific Corp. (a)                              84,643
                                        458  CR Bard, Inc.                                            34,350
                                        869  Hospira, Inc. (a)                                        33,257
                                      5,948  Medtronic, Inc.                                         276,225
                                      1,696  St. Jude Medical, Inc. (a)                               59,852
                                      1,380  Stryker Corp.                                            68,434
                                      1,177  Zimmer Holdings, Inc. (a)                                79,448
                                                                                                ------------
                                                                                                     928,967
------------------------------------------------------------------------------------------------------------
Health Care Providers &               2,780  Aetna, Inc.                                             109,949
Services - 2.2%                         880  AmerisourceBergen Corp.                                  39,776
                                      2,113  Cardinal Health, Inc.                                   138,909
                                      2,296  Caremark Rx, Inc.                                       130,114
                                        596  Cigna Corp.                                              69,327
                                        750  Coventry Health Care, Inc. (a)                           38,640
                                        700  Express Scripts, Inc. (a)                                52,843
                                      2,001  HCA, Inc.                                                99,830
                                      1,400  Health Management Associates, Inc. Class A               29,260
                                        758  Humana, Inc. (a)                                         50,096
                                        500  Laboratory Corp. of America Holdings (a)                 32,785
                                        267  Manor Care, Inc.                                         13,959
                                      1,474  McKesson Corp.                                           77,709
                                      1,586  Medco Health Solutions, Inc. (a)                         95,334
                                        600  Patterson Cos., Inc. (a)                                 20,166
                                        900  Quest Diagnostics, Inc.                                  55,044
                                      2,705  Tenet Healthcare Corp. (a)                               22,019
                                      6,880  UnitedHealth Group, Inc.                                338,496
                                      3,204  WellPoint, Inc. (a)                                     246,868
                                                                                                ------------
                                                                                                   1,661,124
------------------------------------------------------------------------------------------------------------
Health Care Technology - 0.0%         1,219  IMS Health, Inc.                                         32,474
------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure         2,114  Carnival Corp.                                           99,421
- 1.3%                                  640  Darden Restaurants, Inc.                                 27,181
                                        905  Harrah's Entertainment, Inc.                             60,119
                                      1,929  Hilton Hotels Corp.                                      53,723
                                      1,800  International Game Technology                            74,700
                                      1,598  Marriott International, Inc. Class A                     61,747
                                      6,066  McDonald's Corp.                                        237,302
                                      3,708  Starbucks Corp. (a)                                     126,257
                                      1,015  Starwood Hotels & Resorts Worldwide, Inc.                58,048
                                        534  Wendy's International, Inc.                              35,778
                                      1,104  Wyndham Worldwide Corp.                                  30,879
                                      1,536  Yum! Brands, Inc.                                        79,949
                                                                                                ------------
                                                                                                     945,104
------------------------------------------------------------------------------------------------------------

BlackRock S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of September 30, 2006

                                     Shares
Industry                               Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------
Household Durables - 0.6%               360  Black & Decker Corp.                               $     28,566
                                        544  Centex Corp.                                             28,625
                                      1,500  DR Horton, Inc.                                          35,925
                                        817  Fortune Brands, Inc.                                     61,365
                                        400  Harman International Industries, Inc.                    33,376
                                        294  KB Home                                                  12,877
                                      1,028  Leggett & Platt, Inc.                                    25,731
                                        740  Lennar Corp. Class A                                     33,485
                                      1,590  Newell Rubbermaid, Inc.                                  45,029
                                      1,136  Pulte Homes, Inc.                                        36,193
                                        372  Snap-On, Inc.                                            16,573
                                        496  The Stanley Works                                        24,726
                                        440  Whirlpool Corp.                                          37,008
                                                                                                ------------
                                                                                                     419,479
------------------------------------------------------------------------------------------------------------
Household Products - 1.8%               706  Clorox Co.                                               44,478
                                      2,549  Colgate-Palmolive Co.                                   158,293
                                      2,214  Kimberly-Clark Corp.                                    144,707
                                     16,170  The Procter & Gamble Co.                              1,002,217
                                                                                                ------------
                                                                                                   1,349,695
------------------------------------------------------------------------------------------------------------
IT Services - 0.8%                      700  Affiliated Computer Services, Inc. Class A (a)           36,302
                                      2,640  Automatic Data Processing, Inc.                         124,978
                                        934  Computer Sciences Corp. (a)                              45,878
                                        885  Convergys Corp. (a)                                      18,275
                                      2,733  Electronic Data Systems Corp.                            67,013
                                      3,707  First Data Corp.                                        155,694
                                        832  Fiserv, Inc. (a)                                         39,179
                                      1,525  Paychex, Inc.                                            56,196
                                        467  Sabre Holdings Corp. Class A                             10,923
                                      2,115  Unisys Corp. (a)                                         11,971
                                                                                                ------------
                                                                                                     566,409
------------------------------------------------------------------------------------------------------------
Independent Power Producers &         3,438  The AES Corp. (a)                                        70,101
Energy Traders - 0.4%                 1,007  Constellation Energy Group, Inc.                         59,614
                                      2,141  Dynegy, Inc. Class A (a)                                 11,861
                                      2,308  TXU Corp.                                               144,296
                                                                                                ------------
                                                                                                     285,872
------------------------------------------------------------------------------------------------------------
Industrial Conglomerates -            3,830  3M Co.                                                  285,029
3.3%                                 52,432  General Electric Co.                                  1,850,850
                                        543  Textron, Inc.                                            47,512
                                     10,126  Tyco International Ltd.                                 283,427
                                                                                                ------------
                                                                                                   2,466,818
------------------------------------------------------------------------------------------------------------
Insurance - 4.0%                      1,800  ACE Ltd.                                                 98,514
                                        440  AMBAC Financial Group, Inc.                              36,410
                                      1,694  AON Corp.                                                57,376
                                      2,673  Aflac, Inc.                                             122,316
                                      3,145  The Allstate Corp.                                      197,286
                                     13,167  American International Group, Inc.                      872,445
                                      1,912  Chubb Corp.                                              99,348
                                        998  Cincinnati Financial Corp.                               47,964
                                      2,100  Genworth Financial, Inc. Class A                         73,521
                                      1,422  Hartford Financial Services Group, Inc.                 123,358
                                      1,595  Lincoln National Corp.                                   99,018
                                      2,394  Loews Corp.                                              90,733
                                        591  MBIA, Inc.                                               36,311
                                      2,652  Marsh & McLennan Cos., Inc.                              74,654
------------------------------------------------------------------------------------------------------------

BlackRock S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of September 30, 2006

                                     Shares
Industry                               Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------
                                      3,702  MetLife, Inc.                                      $    209,829
                                      1,500  Principal Financial Group, Inc.                          81,420
                                      4,200  The Progressive Corp.                                   103,068
                                      2,400  Prudential Financial, Inc.                              183,000
                                        665  Safeco Corp.                                             39,188
                                      3,325  The St. Paul Travelers Cos., Inc.                       155,909
                                        477  Torchmark Corp.                                          30,103
                                      1,796  UnumProvident Corp.                                      34,824
                                        805  XL Capital Ltd. Class A                                  55,303
                                                                                                ------------
                                                                                                   2,921,898
------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail -           1,700  Amazon.com, Inc. (a)                                     54,604
0.1%
------------------------------------------------------------------------------------------------------------
Internet Software & Services -        5,900  eBay, Inc. (a)                                          167,324
1.1%                                  1,080  Google, Inc. Class A (a)                                434,052
                                      1,400  VeriSign, Inc. (a)                                       28,280
                                      6,156  Yahoo!, Inc. (a)                                        155,624
                                                                                                ------------
                                                                                                     785,280
------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products -          323  Brunswick Corp.                                          10,074
0.1%                                  1,284  Eastman Kodak Co.                                        28,762
                                      1,073  Hasbro, Inc.                                             24,411
                                      2,129  Mattel, Inc.                                             41,941
                                                                                                ------------
                                                                                                     105,188
------------------------------------------------------------------------------------------------------------
Life Sciences Tools & Services        1,096  Applera Corp. - Applied Biosystems Group                 36,289
- 0.3%                                  700  Fisher Scientific International (a)                      54,768
                                        236  Millipore Corp. (a)                                      14,467
                                        822  PerkinElmer, Inc.                                        15,560
                                        977  Thermo Electron Corp. (a)                                38,425
                                        600  Waters Corp. (a)                                         27,168
                                                                                                ------------
                                                                                                     186,677
------------------------------------------------------------------------------------------------------------
Machinery - 1.2%                      3,290  Caterpillar, Inc.                                       216,482
                                        264  Cummins, Inc.                                            31,477
                                      1,246  Danaher Corp.                                            85,563
                                      1,179  Deere & Co.                                              98,930
                                      1,177  Dover Corp.                                              55,837
                                        894  Eaton Corp.                                              61,552
                                        848  ITT Corp.                                                43,477
                                      1,952  Illinois Tool Works, Inc.                                87,645
                                      1,508  Ingersoll-Rand Co. Class A                               57,274
                                        422  Navistar International Corp. (a)                         10,896
                                      1,396  PACCAR, Inc.                                             79,600
                                        855  Pall Corp.                                               26,343
                                        668  Parker Hannifin Corp.                                    51,924
                                                                                                ------------
                                                                                                     907,000
------------------------------------------------------------------------------------------------------------
Media - 2.8%                          3,841  CBS Corp. Class B                                       108,201
                                      2,721  Clear Channel Communications, Inc.                       78,501
                                     10,827  Comcast Corp. Class A (a)                               398,975
                                        151  Dow Jones & Co., Inc.                                     5,065
                                        300  EW Scripps Co. Class A                                   14,379
                                      1,087  Gannett Co., Inc.                                        61,774
                                      1,953  Interpublic Group of Cos., Inc. (a)                      19,335
                                      1,860  The McGraw-Hill Cos., Inc.                              107,936
                                         94  Meredith Corp.                                            4,637
                                        505  New York Times Co. Class A                               11,605
                                     12,200  News Corp. Class A                                      239,730
                                        877  Omnicom Group                                            82,087
------------------------------------------------------------------------------------------------------------

BlackRock S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of September 30, 2006

                                     Shares
Industry                               Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------
                                     20,620  Time Warner, Inc.                                  $    375,903
                                      1,169  Tribune Co.                                              38,250
                                      1,405  Univision Communications, Inc. Class A (a)               48,248
                                      3,541  Viacom, Inc. Class B (a)                                131,654
                                     10,861  Walt Disney Co.                                         335,714
                                                                                                ------------
                                                                                                   2,061,994
------------------------------------------------------------------------------------------------------------
Metals & Mining - 0.7%                4,599  Alcoa, Inc.                                             128,956
                                        416  Allegheny Technologies, Inc.                             25,871
                                        968  Freeport-McMoRan Copper & Gold, Inc. Class B             51,556
                                      2,196  Newmont Mining Corp.                                     93,879
                                      1,448  Nucor Corp.                                              71,662
                                      1,098  Phelps Dodge Corp.                                       93,001
                                        535  United States Steel Corp.                                30,859
                                                                                                ------------
                                                                                                     495,784
------------------------------------------------------------------------------------------------------------
Multi-Utilities - 1.2%                  958  Ameren Corp.                                             50,573
                                      1,372  CMS Energy Corp. (a)                                     19,812
                                      1,964  CenterPoint Energy, Inc.                                 28,124
                                      1,065  Consolidated Edison, Inc.                                49,203
                                      1,028  DTE Energy Co.                                           42,672
                                      1,754  Dominion Resources, Inc.                                134,163
                                      6,542  Duke Energy Corp.                                       197,568
                                      1,000  KeySpan Corp.                                            41,140
                                      1,688  NiSource, Inc.                                           36,697
                                      1,637  PG&E Corp.                                               68,181
                                      1,378  Public Service Enterprise Group, Inc.                    84,320
                                      1,481  Sempra Energy                                            74,420
                                      1,345  TECO Energy, Inc.                                        21,049
                                      2,361  Xcel Energy, Inc.                                        48,755
                                                                                                ------------
                                                                                                     896,677
------------------------------------------------------------------------------------------------------------
Multiline Retail - 1.0%                 735  Big Lots, Inc. (a)                                       14,560
                                        171  Dillard's, Inc. Class A                                   5,597
                                      1,338  Dollar General Corp.                                     18,237
                                        685  Family Dollar Stores, Inc.                               20,029
                                      2,600  Federated Department Stores                             112,346
                                      1,166  JC Penney Co., Inc.                                      79,743
                                      1,694  Kohl's Corp. (a)                                        109,974
                                      1,022  Nordstrom, Inc.                                          43,231
                                        426  Sears Holdings Corp. (a)                                 67,346
                                      4,491  Target Corp.                                            248,128
                                                                                                ------------
                                                                                                     719,191
------------------------------------------------------------------------------------------------------------
Office Electronics - 0.1%             5,081  Xerox Corp. (a)                                          79,060
------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -         2,340  Anadarko Petroleum Corp.                                102,562
6.3%                                  1,586  Apache Corp.                                            100,235
                                      2,100  Chesapeake Energy Corp.                                  60,858
                                     11,226  Chevron Corp.                                           728,118
                                      8,426  ConocoPhillips                                          501,600
                                      1,000  Consol Energy, Inc.                                      31,730
                                      2,270  Devon Energy Corp.                                      143,350
                                      1,100  EOG Resources, Inc.                                      71,555
                                      3,307  El Paso Corp.                                            45,107
                                     30,268  Exxon Mobil Corp.                                     2,030,983
                                      1,171  Hess Corp.                                               48,503
                                        528  Kinder Morgan, Inc.                                      55,361
                                      1,729  Marathon Oil Corp.                                      132,960
------------------------------------------------------------------------------------------------------------

BlackRock S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of September 30, 2006

                                     Shares
Industry                               Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------
                                        800  Murphy Oil Corp.                                   $     38,040
                                      4,242  Occidental Petroleum Corp.                              204,083
                                        590  Sunoco, Inc.                                             36,692
                                      3,100  Valero Energy Corp.                                     159,557
                                      3,022  Williams Cos., Inc.                                      72,135
                                      1,866  XTO Energy, Inc.                                         78,615
                                                                                                ------------
                                                                                                   4,642,044
------------------------------------------------------------------------------------------------------------
Paper & Forest Products - 0.3%        2,436  International Paper Co.                                  84,359
                                        414  Louisiana-Pacific Corp.                                   7,771
                                      1,162  MeadWestvaco Corp.                                       30,805
                                      1,136  Weyerhaeuser Co.                                         69,898
                                                                                                ------------
                                                                                                     192,833
------------------------------------------------------------------------------------------------------------
Personal Products - 0.2%                527  Alberto-Culver Co. Class B                               26,661
                                      2,278  Avon Products, Inc.                                      69,843
                                        500  The Estee Lauder Cos., Inc. Class A                      20,165
                                                                                                ------------
                                                                                                     116,669
------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 5.6%                7,791  Abbott Laboratories                                     378,331
                                        687  Allergan, Inc.                                           77,363
                                        600  Barr Pharmaceuticals, Inc. (a)                           31,164
                                      9,777  Bristol-Myers Squibb Co.                                243,643
                                      5,137  Eli Lilly & Co.                                         292,809
                                      1,640  Forest Laboratories, Inc. (a)                            83,000
                                     14,884  Johnson & Johnson                                       966,567
                                      1,436  King Pharmaceuticals, Inc. (a)                           24,455
                                     11,070  Merck & Co., Inc.                                       463,833
                                      1,200  Mylan Laboratories                                       24,156
                                     36,938  Pfizer, Inc.                                          1,047,562
                                      7,303  Schering-Plough Corp.                                   161,323
                                        426  Watson Pharmaceuticals, Inc. (a)                         11,148
                                      6,857  Wyeth                                                   348,610
                                                                                                ------------
                                                                                                   4,153,964
------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts           400  Apartment Investment & Management Co. Class A            21,764
(REITs) - 0.9%                        1,200  Archstone-Smith Trust                                    65,328
                                        500  Boston Properties, Inc.                                  51,670
                                      1,900  Equity Office Properties Trust                           75,544
                                      1,300  Equity Residential                                       65,754
                                      1,200  Kimco Realty Corp.                                       51,444
                                      1,100  Plum Creek Timber Co., Inc.                              37,444
                                      1,400  ProLogis                                                 79,884
                                        500  Public Storage, Inc.                                     42,995
                                      1,100  Simon Property Group, Inc.                               99,682
                                        600  Vornado Realty Trust                                     65,400
                                                                                                ------------
                                                                                                     656,909
------------------------------------------------------------------------------------------------------------
Real Estate Management &              1,221  Realogy Corp.                                            27,738
Development - 0.0%
------------------------------------------------------------------------------------------------------------
Road & Rail - 0.6%                    1,822  Burlington Northern Santa Fe Corp.                      133,808
                                      2,090  CSX Corp.                                                68,615
                                      2,156  Norfolk Southern Corp.                                   94,972
                                        193  Ryder System, Inc.                                        9,974
                                      1,276  Union Pacific Corp.                                     112,288
                                                                                                ------------
                                                                                                     419,657
------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor        2,376  Advanced Micro Devices, Inc. (a)                         59,044
Equipment - 2.2%                      1,613  Altera Corp. (a)                                         29,647
                                      1,887  Analog Devices, Inc.                                     55,459
                                      6,946  Applied Materials, Inc.                                 123,153

BlackRock S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of September 30, 2006

                                     Shares
Industry                               Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------
                                      2,287  Broadcom Corp. Class A (a)                         $     69,388
                                      2,129  Freescale Semiconductor, Inc. Class B (a)                80,923
                                     29,521  Intel Corp.                                             607,247
                                        906  Kla-Tencor Corp.                                         40,290
                                      2,208  LSI Logic Corp. (a)                                      18,150
                                      1,404  Linear Technology Corp.                                  43,692
                                      1,504  Maxim Integrated Products, Inc.                          42,217
                                      3,514  Micron Technology, Inc. (a)                              61,144
                                      1,670  National Semiconductor Corp.                             39,295
                                        570  Novellus Systems, Inc. (a)                               15,766
                                      1,700  Nvidia Corp. (a)                                         50,303
                                        410  PMC-Sierra, Inc. (a)                                      2,435
                                      1,218  Teradyne, Inc. (a)                                       16,029
                                      7,910  Texas Instruments, Inc.                                 263,007
                                      1,560  Xilinx, Inc.                                             34,242
                                                                                                ------------
                                                                                                   1,651,431
------------------------------------------------------------------------------------------------------------
Software - 2.9%                       3,022  Adobe Systems, Inc. (a)                                 113,174
                                      1,044  Autodesk, Inc. (a)                                       36,310
                                      1,185  BMC Software, Inc. (a)                                   32,256
                                      2,434  CA, Inc.                                                 57,661
                                        829  Citrix Systems, Inc. (a)                                 30,018
                                      2,218  Compuware Corp. (a)                                      17,278
                                      1,500  Electronic Arts, Inc. (a)                                83,520
                                      1,680  Intuit, Inc. (a)                                         53,911
                                     44,026  Microsoft Corp.                                       1,203,231
                                      1,320  Novell, Inc. (a)                                          8,078
                                     20,458  Oracle Corp. (a)                                        362,925
                                        749  Parametric Technology Corp. (a)                          13,078
                                      5,133  Symantec Corp. (a)                                      109,230
                                                                                                ------------
                                                                                                   2,120,670
------------------------------------------------------------------------------------------------------------
Specialty Retail - 1.6%               1,047  AutoNation, Inc. (a)                                     21,882
                                        265  AutoZone, Inc. (a)                                       27,375
                                      1,330  Bed Bath & Beyond, Inc. (a)                              50,886
                                      1,979  Best Buy Co., Inc.                                      105,995
                                        623  Circuit City Stores, Inc.                                15,644
                                      3,018  Gap Inc.                                                 57,191
                                     10,465  Home Depot, Inc.                                        379,566
                                      1,898  Limited Brands                                           50,278
                                      7,640  Lowe's Cos., Inc.                                       214,378
                                      1,483  Office Depot, Inc. (a)                                   58,875
                                        313  OfficeMax, Inc.                                          12,752
                                        782  RadioShack Corp.                                         15,093
                                        648  The Sherwin-Williams Co.                                 36,145
                                      3,451  Staples, Inc.                                            83,963
                                      2,130  TJX Cos., Inc.                                           59,704
                                        664  Tiffany & Co.                                            22,045
                                                                                                ------------
                                                                                                   1,211,772
------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury            2,000  Coach, Inc. (a)                                          68,800
Goods - 0.3%                            600  Jones Apparel Group, Inc.                                19,464
                                        686  Liz Claiborne, Inc.                                      27,104
                                        924  Nike, Inc. Class B                                       80,961
                                        565  VF Corp.                                                 41,217
                                                                                                ------------
                                                                                                     237,546
------------------------------------------------------------------------------------------------------------

BlackRock S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of September 30, 2006

                                     Shares
Industry                               Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance            3,098  Countrywide Financial Corp.                        $    108,554
- 1.3%                                4,817  Fannie Mae                                              269,318
                                      3,444  Freddie Mac                                             228,441
                                      1,226  Golden West Financial Corp.                              94,708
                                        422  MGIC Investment Corp.                                    25,307
                                      2,105  Sovereign Bancorp, Inc.                                  45,279
                                      5,071  Washington Mutual, Inc.                                 220,436
                                                                                                ------------
                                                                                                     992,043
------------------------------------------------------------------------------------------------------------
Tobacco - 1.2%                       10,616  Altria Group, Inc.                                      812,655
                                        800  Reynolds American, Inc.                                  49,576
                                        705  UST, Inc.                                                38,655
                                                                                                ------------
                                                                                                     900,886
------------------------------------------------------------------------------------------------------------
Trading Companies &                     349  WW Grainger, Inc.                                        23,390
Distributors - 0.0%
------------------------------------------------------------------------------------------------------------
Wireless Telecommunication            1,908  Alltel Corp.                                            105,894
Services - 0.5%                      14,974  Sprint Nextel Corp.                                     256,804
                                                                                                ------------
                                                                                                     362,698
------------------------------------------------------------------------------------------------------------
                                             Total Common Stocks
                                             (Cost - $52,950,235) - 82.5%                         60,994,978
------------------------------------------------------------------------------------------------------------

                                 Beneficial
                                   Interest  Short-Term Securities
------------------------------------------------------------------------------------------------------------
                                $ 1,675,299  BlackRock Liquidity Series, LLC
                                             Cash Sweep Series I, 5.18% (b)(c)                     1,675,299
------------------------------------------------------------------------------------------------------------
                                             Total Short-Term Securities
                                             (Cost - $1,675,299) - 2.2%                            1,675,299
------------------------------------------------------------------------------------------------------------

                                  Number of
                                  Contracts  Put Options Purchased
------------------------------------------------------------------------------------------------------------
                                     54,651  S&P European, expiring October 2007 at US$1,639      11,377,680
------------------------------------------------------------------------------------------------------------
                                             Total Put Options Purchased
                                             (Premiums Paid - $10,465,188) - 15.4%                11,377,680
------------------------------------------------------------------------------------------------------------
                                             Total Investments (Cost - $65,090,722*) - 100.1%     74,047,957

                                             Liabilities in Excess of Other Assets - (0.1%)          (91,168)
                                                                                                ------------
                                             Net Assets - 100.0%                                $ 73,956,789
                                                                                                ============

* The cost and unrealized appreciation (depreciation) of investments as of September 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                               $ 66,118,257
                                                                   ============
      Gross unrealized appreciation                                $ 17,106,453
      Gross unrealized depreciation                                  (9,176,753)
                                                                   ------------
      Net unrealized appreciation                                  $  7,929,700
                                                                   ============

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ----------------------------------------------------------------------------------------------
                                                                                           Interest/
                                                                        Net                Dividend
      Affiliate                                                      Activity               Income
      ----------------------------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC Cash Sweep Series I          $(3,675,378)          $    52,669
      BlackRock Liquidity Series, LLC Money Market Series          $   (30,000)          $       589
      Merrill Lynch & Co., Inc.                                           (200)          $     4,415
      PNC Financial Services Group, Inc.                                    --           $     2,858
      ----------------------------------------------------------------------------------------------

(c)   Represents the current yield as of September 30, 2006.

BlackRock S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of September 30, 2006

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o Financial futures contracts purchased as of September 30, 2006 were as follows:

      --------------------------------------------------------------------------
      Number of                        Expiration         Face       Unrealized
      Contracts         Issue             Date            Value     Appreciation
      --------------------------------------------------------------------------
          5         S&P 500 Index     December 2006   $ 1,643,530   $     38,220
      --------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DETAILED SCHEDULE OF INVESTMENTS

To the Shareholders and Board of Directors of BlackRock S&P 500(R) Protected Equity Fund, Inc.

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of BlackRock S&P 500(R) Protected Equity Fund, Inc. (the "Fund") (formerly The S&P
(500)(R) Protected Equity Fund, Inc.) as of September 30, 2006, and for the year then ended and have issued our report thereon dated November 21, 2006, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund's schedule of investments in securities (the "Schedule") as of September 30, 2006 appearing in
Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP
Princeton, New Jersey
November 21, 2006

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of September 30, 2006.

         (a)(1) The Fund is managed by Jonathan Clark and Debra L. Jelilian, who are jointly responsible for the day-to-day management of the Fund's portfolio. Mr. Clark joined BlackRock in 2006. Prior to joining BlackRock, he was a Vice President of Merrill Lynch Investment Managers, L.P. from 1999 to 2006. Mr. Clark has 14 years' experience as a portfolio manager and trader.

                Ms. Jelilian joined BlackRock in 2006. Prior to joining BlackRock, she was a Director (Quantitative Investment Management) of Merrill Lynch Investment Managers, L.P. from 1999 to 2006. Ms. Jelilian has 14 years experience in investing and in managing index investments.

         (a)(2) As of September 30, 2006:

                                                                               (iii) Number of Other Accounts and
                        (ii) Number of Other Accounts Managed                     Assets for Which Advisory Fee is
                             and Assets by Account Type                                   Performance-Based
                           Other                                                   Other
(i) Name of              Registered       Other Pooled                            Registered       Other Pooled
Portfolio                Investment        Investment           Other             Investment         Investment           Other
Manager                  Companies          Vehicles           Accounts           Companies           Vehicles           Accounts
                      ---------------                                          ---------------
Jonathan Clark                     12                  2                  0                  0                  0                  0
                      $ 8,391,068,567    $    55,718,643    $             0    $             0    $             0    $             0
Debra L
Jelilian                           16                 25                 24                  0                  0                  0
                      $ 6,621,641,086    $11,127,567,588    $36,162,084,060    $             0    $             0    $             0

         (iv) Potential Material Conflicts of Interest

         BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

         As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

         (a)(3) As of September 30, 2006:

      Portfolio Manager Compensation

The Portfolio Manager Compensation Program of BlackRock and its affiliates is critical to BlackRock's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

      Compensation Program

      The elements of total compensation for BlackRock portfolio managers are fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

      Base Salary

      Under the BlackRock approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

      Performance-Based Compensation

      BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, portfolio manager incentive compensation is derived on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation programs includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. For these purposes, the investment performance of the Fund is compared to the S&P 500(R) Composite Stock Price Index. Portfolio managers are compensated based on products they manage. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. BlackRock management considers all factors collectively.

      Cash Bonus

      Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

      Stock Bonus

      A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company's shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect the Company's reputation for integrity.

      Other Benefits

      Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of BlackRock and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

         (a)(4) Beneficial Ownership of Securities. As of September 30, 2006, Mr. Clark does not beneficially own any stock issued by the Fund and Ms. Jelilian does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - The registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock S&P 500 Protected Equity Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock S&P 500 Protected Equity Fund, Inc.

Date: November 17, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock S&P 500 Protected Equity Fund, Inc.

Date: November 17, 2006


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock S&P 500 Protected Equity Fund, Inc.

Date: November 17, 2006